EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement filed with the Securities and Exchange Commission on March 11, 2013 (Accession No. 0001193125-13-100797), to the Statutory Prospectuses of the funds listed in Schedule A.

SCHEDULE A

Legg Mason Global Asset Management Trust	Date of Prospectus
Legg Mason Batterymarch Emerging Markets Trust	May 1, 2012
Legg Mason Batterymarch International Equity Trust	May 1, 2012
Legg Mason Batterymarch U.S. Small-Capitalization Equity Portfolio	October 31, 2012
Legg Mason BW Global Opportunities Bond Fund	October 31, 2012
Legg Mason Capital Management Global Growth Trust	March 1, 2013
Legg Mason Capital Management Special Investment Trust	March 1, 2013
Legg Mason Capital Management Value Trust	March 1, 2013

Legg Mason Investment Trust
Legg Mason Capital Management Opportunity Trust	May 1, 2012